EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Sussex Bancorp:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 15, 1998 and to all references to our Firm into this Form 10-KSB and into Sussex Bancorp's previously filed Registration Statement No. 333-20643 on Form S-3 and Registration Statement No. 333-20603 on Form S-8.


                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------
                                                             ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 30, 1998